NUVEEN SANTA BARBARA GROWTH OPPORTUNITIES FUND

SUPPLEMENT DATED DECEMBER 11, 2009

TO THE PROSPECTUS DATED NOVEMBER 30, 2009

AND

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 30, 2009

The Nuveen Santa Barbara Growth Opportunities Fund will be liquidated effective March 4, 2010. Despite the fund’s competitive performance, it has not been able to generate sufficient sales to reach a self-sustaining level of assets.

Beginning January 11, 2010, the fund will stop accepting purchases from existing and new accounts. However, existing shareholders may continue to reinvest dividends. After the close of business on March 4, 2010, the fund will liquidate any remaining open accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR PROSPECTUS AND/OR SUMMARY

PROSPECTUS FOR FUTURE REFERENCE

MGN-SBS-1209D